Federated Adjustable Rate Securities Fund
INSTITUTIONAL SHARES (TICKER FEUGX)
SERVICE SHARES (TICKER FASSX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2018
On May 16, 2019, the Board of Trustees (the “Board”) of Federated Adjustable Rate Securities Fund (the “Fund”) approved a decrease to the Fund's investment advisory fee (IAF) from 0.60% to 0.30%, which is expected to become effective on or about the close of business on August 2, 2019. In addition, the Board approved each of the following changes to the Fund which are also expected to become effective on or about the close of business on August 2, 2019:
■	The existing Institutional Shares will be re-designated as the new Service Shares;
■	The existing Service Shares will be converted into the newly re-designated Service Shares on a tax-free basis and without any fee, load or charge to shareholders; and
■	A new class of Institutional Shares will be created.
The re-designation, conversion and creation of a new share class are intended to more closely align the Fund's share class structure with industry standards and other Federated funds.
The re-designation and conversion are not expected to be taxable events for federal income tax purposes, and should not result in the recognition of gain or loss by shareholders, although each shareholder should consult with his or her own tax advisor.
Prior to the re-designation and conversion, shareholders of the existing Institutional Shares and the existing Service Shares may redeem their investments as described in the Fund's prospectus. If shares of the existing Institutional Shares are not redeemed prior to the re-designation, each shareholder owning existing Institutional Shares will continue to own such shares, re-designated as the new Service Shares, with lower expenses as described above. If shares of the existing Service Shares are not redeemed prior to the conversion, each shareholder owning existing Service Shares of the Fund will own newly re-designated Service Shares of the Fund equal to the aggregate value of their existing Service Shares. Following the conversion, the total net expenses of the new Service Shares will be lower than the total net expenses of the existing Service Shares.
As noted, the changes are expected to occur on or about the close of business on August 2, 2019. When business opens on August 5, 2019, the following are expected to be in place:
■	The newly re-designated Service Share class (formerly, Institutional Shares) will be available to new accounts as well as new purchases by existing shareholders who meet the eligible investor requirements as outlined in the Fund's prospectus;
■	The conversion of the previously existing Service Shares class to the re-designated Service Share class will have occurred; and

■	The new class of Institutional Shares will be offered subject to approval of the Securities and Exchange Commission.
There is no action required by shareholders to effect the re-designation or conversion and there will be no disruption to accounts as a result of the proposed transactions.
Please refer to the Fund's prospectus and the table below for important information about your shares.
Class Name Prior to the Close of Business August 2, 2019	Class Name When Business Opens on August 5, 2019	Important Notes About Changes to the Share Classes
Existing Class IS	Newly re-designated Class SS	The re-designated SS Class will have a new total expense ratio of 0.56% which includes the reduction of IAF to 0.30%, no 12b-1 fee, and a 0.25% shareholder service fee.
Existing Class SS	Newly re-designated Class SS	The re-designated SS Class will have a new total expense ratio of 0.56% which includes the reduction of IAF to 0.30%, no 12b-1 fee, and a 0.25% shareholder service fee.
N/A	Class IS	The new IS Class will have a total expense ratio of 0.31%, an approved shareholder service fee that will not be currently charged, and no 12b-1 fee.
May 17, 2019
Federated Adjustable Rate Securities Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454672 (5/19)
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